SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2003

Hawthorne Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-2085671 (I.R.S. employer identification number)

Commission file number: 0-1100

2381 Rosecrans Avenue
El Segundo, California 90245
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(310) 725-5000

Item 5.      Other Events.

                   On March 13, 2003, Hawthorne Financial Corporation (the “Registrant”) issued a press release announcing that the Registrant’s Chief Executive Officer will participate in the 15th Annual Roth Capital Partners Growth Stock Conference on March 18, 2003. The press release, included in this report as Exhibit 99.1, is incorporated herein by reference.

Item 7.      Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated March 13, 2003, regarding conference participation

99.2	Hawthorne Financial Corporation slide presentation for March 18, 2003 Roth Capital Partners Growth Stock Conference

Item 9.      Regulation FD Disclosure

                  The slide presentation included herein as Exhibit 99.2 is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWTHORNE FINANCIAL CORPORATION

	By:	/s/ David Rosenthal David Rosenthal Executive Vice President and Chief Financial Officer

Date: March 17, 2003